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                                                                  Exhibit 10.104

                           INVESTORS' RIGHTS AGREEMENT

          INVESTORS' RIGHTS AGREEMENT (this "AGREEMENT"), dated as of August 10, 2006, by and among Russ Berrie and Company, Inc., a New Jersey corporation, with headquarters located at 111 Bauer Drive, Oakland, New Jersey 07436 (the "COMPANY"), and the undersigned Buyers (as defined below).

          WHEREAS:

          A. In connection with (i) the Amended and Restated Share Purchase Agreement (the "PRENTICE SECURITIES PURCHASE AGREEMENT"), dated as of August 9, 2006, by and among The Russell Berrie Foundation as the seller (the "SELLER") and the Prentice Buyers (defined as each entity on the signature pages hereto identified as "Prentice Buyers") and (ii) the Share Purchase Agreement (the "LAMINAR SECURITIES PURCHASE AGREEMENT" and together with the Prentice Securities Purchase Agreement, the "SECURITIES PURCHASE AGREEMENTS"), dated as of August 9, 2006, by and among the Seller and the Laminar Buyers (defined as each entity on the signature pages hereto identified as "Laminar Buyers", and collectively with the Prentice Buyers, the "BUYERS"), the Seller has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreements, to sell to each Buyer shares of the Company's common stock, $0.10 stated value per share (the "COMMON STOCK", as acquired by the Buyers from the Seller pursuant to the Securities Purchase Agreements, the "ACQUIRED SHARES").

          B. In order to induce the Buyers to enter into their respective Securities Purchase Agreements, the Company has agreed to (i) nominate and facilitate the election of up to two (2) designees of Prentice (defined below) and two (2) designees of Laminar (as defined below) to serve as directors of the Company following the purchase of the Acquired Shares, and (ii) provide certain registration rights to specified persons under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws, subject in each case to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

I. Board Composition

          1. Prentice Directors.

          a. Subject to any limitations imposed by stock exchange rules in effect from time to time applicable to the Company, the Company agrees to cause two persons designated by Prentice Capital Management, L.P. ("PRENTICE") to be nominated for election at every meeting of the stockholders of the Company called with respect to the election of members of the board of directors of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders or the board of directors with respect to the election of members of the board of directors of the Company (a "PRENTICE DIRECTOR"); provided that at any time that Prentice shall have the right under this Section I.1(a) to designate

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more than one Prentice Director, at least one of such designees shall be an
Independent Director (as defined in Exhibit A hereto). Should a person designated pursuant to this Section I.1(a) be unwilling or unable to serve, or otherwise cease to serve, the Company shall cause persons designated by Prentice (subject to the provisions of Section I.1 and I.3(a)) to replace such member on the board of directors. If Prentice desires to remove any Prentice Director, the Company shall cooperate with and shall support such removal and any vacancy shall be filled in accordance with the preceding sentence; provided that Prentice reimburses the Company for all costs (including, but not limited to, attorneys' fees) incurred by it in connection with such removal, the special meeting of stockholders called to consider such removal and the solicitation of proxies for such meeting, in each case in the event that such special meeting or solicitation of proxies was undertaken by the Company at the request of Prentice and would not otherwise have been held.

          b. Notwithstanding anything herein to the contrary:

          (i) If, at any time, the aggregate number of shares of the Common Stock held by the Prentice Buyers and their affiliates falls below 2,600,000 shares (as adjusted to reflect any stock split, stock dividend or other distributions or recapitalizations made by the Company to holders of the Common Stock), then the number of directors that Prentice may designate in accordance with Section I.1(a) above shall be permanently decreased to one.

          (ii) If, at any time, the aggregate number of shares of the Common Stock held by the Prentice Buyers and their affiliates falls below 1,500,000 shares (as adjusted to reflect any stock split, stock dividend or other distributions or recapitalizations made by the Company to holders of the Common Stock), then Prentice shall cease to have any rights under this Section I.1 and the Company shall not be obligated to nominate or facilitate the election of any designee of Prentice.

          c. The right to designate Prentice Directors is personal to Prentice and may not be assigned except in its entirety to an affiliate of Prentice or any Prentice Buyer.

          2. Laminar Directors.

          a. Subject to any limitations imposed by stock exchange rules in effect from time to time applicable to the Company, the Company agrees to cause two persons designated by D. E. Shaw Laminar Portfolios, L.L.C. ("LAMINAR") to be nominated for election at every meeting of the stockholders of the Company called with respect to the election of members of the board of directors of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders or the board of directors with respect to the election of members of the board of directors of the Company (a "LAMINAR DIRECTOR"); provided that at any time that Laminar shall have the right under this Section I.2(a) to designate more than one Laminar Director, at least one of such designees shall be an Independent Director (as defined in Exhibit A hereto). Should a person designated pursuant to this Section I.2(a) be unwilling or unable to serve, or otherwise cease to serve, the Company shall cause persons designated by Laminar (subject to the provisions of Section I.2 and I.3(a)) to replace such member on the board of directors. If Laminar desires to remove any Laminar Director, the Company shall cooperate with and shall support such removal and any vacancy


                                        2

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shall be filled in accordance with the preceding sentence; provided that Laminar reimburses the Company for all costs (including, but not limited to, attorneys' fees) incurred by it in connection with such removal, the special meeting of stockholders called to consider such removal and the solicitation of proxies for such meeting, in each case in the event that such special meeting or solicitation of proxies was undertaken by the Company at the request of Laminar and would not otherwise have been held.

          b. Notwithstanding anything herein to the contrary:

          (i) If, at any time, the aggregate number of shares of the Common Stock held by the Laminar Buyers and their affiliates falls below 2,600,000 shares (as adjusted to reflect any stock split, stock dividend or other distributions or recapitalizations made by the Company to holders of the Common Stock), then the number of directors that Laminar may designate in accordance with Section I.2(a) above shall be permanently decreased to one.

          (ii) If, at any time, the aggregate number of shares of the Common Stock held by the Laminar Buyers and their affiliates falls below 1,500,000 shares (as adjusted to reflect any stock split, stock dividend or other distributions or recapitalizations made by the Company to holders of the Common Stock), then Laminar shall cease to have any rights under this Section I.2 and the Company shall not be obligated to nominate or facilitate the election of any designee of Laminar.

          c. The right to designate Laminar Directors is personal to Laminar and may not be assigned except in its entirety to an affiliate of Laminar or any Laminar Buyer.

          3. Company Obligations.

          a. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be nominated for election to the board of directors of the Company or to recommend to the stockholders the election of any designee of Prentice or Laminar (i) who fails to submit to the Company on a timely basis such questionnaires as the Company may require of its directors generally and such other information as the Company may reasonably request or (ii) if the board of directors of the Company or the nominating committee thereof determines in good faith that such action would be inconsistent with its fiduciary duties or applicable law; provided, that in the event that the board of directors of the Company or the nominating committee shall determine in good faith that such action would be inconsistent with its fiduciary duties, the Company shall promptly notify Prentice or Laminar, as applicable, of the basis for such belief and, to the extent that the Board of Directors of the Company or the Nominating/Governance Committee of the Board of Directors of the Company continues to believe that such action is inconsistent with its fiduciary duties, shall permit Prentice or Laminar, as applicable, to provide an alternate nominee or nominees sufficiently in advance of the meeting of the stockholders called with respect to such nominees.

          b. At any time that Prentice or Laminar shall have the right to nominate any director(s) pursuant to this Section I, the Company shall not take any action to change the size of the entire board of directors of the Company from nine persons, including, without limitation, by way of amendment of its bylaws or certificate of incorporation.


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          c. No later than August 31, 2006, the Company shall take all reasonable action within its control to cause the Board of Directors of the Company to be comprised of nine (9) members, including two (2) Prentice Directors and two (2) Laminar Directors in accordance with Sections I.1(a) and I.2(a) hereof.

II. Registration Rights

          1. Definitions.

          As used in this Agreement, the following terms shall have the following meanings:

               a. "1934 ACT" means the Securities Exchange Act of 1934, as amended.

               b. "BUSINESS DAY" means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

               c. "CLOSING DATE" shall have the meaning set forth in the Securities Purchase Agreements.

               d. "EFFECTIVE DATE" means the date the Registration Statement is declared effective by the SEC.

               e. "INCIDENTAL REGISTRATION" shall mean a registration required to be effected by the Company pursuant to Section II.2(b).

               f. "INVESTOR" means a Buyer, for so long as it shall hold Registrable Securities or any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section II.9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section II.9.

               g. "LAMINAR INVESTOR" means an Investor that is a Laminar Buyer or a permitted transferee or assignee thereof.

               h. "PARTICIPATING STOCKHOLDERS" has the meaning ascribed to it in
Section II.2(a)(v).

               i. "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

               j. "PRENTICE INVESTOR" means an Investor that is a Prentice Buyer or a permitted transferee or assignee thereof.


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               k. "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

               l. "REGISTRABLE SECURITIES" means (i) the Acquired Shares and
(ii) any capital stock of the Company issued or issuable with respect to the Acquired Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, excluding (i) any such securities sold under any effective registration statement, (ii) any such securities sold pursuant to Rule 144 under the 1933 Act or (iii) any such securities held by any Investor if all of such shares held by such Person may be sold without restriction by reason of Rule 144(k) under the 1933 Act or any other rule or statute of similar effect allowing for the unrestricted resale of such shares without registration under the 1933 Act.

               m. "REGISTRATION EXPENSES" shall mean all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation, all registration and filing fees, fees and expenses incident to the Company's or any Investor's performance of or compliance with any registration or proposed registration under this Agreement (whether or not any of the registration statements in connection therewith become effective), fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and expenses for listing or quoting the Registrable Securities on each securities exchange or automated quotation on which similar securities issued by the Company are then listed or quoted, and fees and disbursements of (i) counsel for the Company, the underwriters, or any Investor, (ii) any transfer agent, (iii) all independent certified public accountants incidental to or required by any registration under this Agreement (including "cold comfort" letter and audit fees that would not have been incurred but for a registration pursuant to this Agreement), (iv) underwriters and (v) other persons retained by the Company, the underwriters or any Investor in connection with any registration under this Agreement. Registration Expenses shall include any underwriters' discounts or commissions or brokers' fees or fees of similar securities industry professionals and any transfer taxes relating to the disposition of the Registrable Securities by any Investors. Notwithstanding the foregoing, Registration Expenses shall not include an allocation of internal expenses of the Company (including salaries and expenses of the Company's officers and employees).

               n. "REGISTRATION REQUEST" has the meaning ascribed to it in
Section II.2(a) hereof.

               o. "REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

               p. "REQUESTING STOCKHOLDERS" has the meaning ascribed to it in
Section II.2(a) hereof.

               q. "RULE 415" means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.


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               r. "SEC" means the United States Securities and Exchange
Commission.

               s. "UNDERWRITERS" shall mean the underwriters, if any, of the offering being registered under the 1933 Act.

               t. "UNDERWRITTEN OFFERING" shall mean a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.

          2. Registration.

               a. Demand Registration. (i) Subject in all cases to Section II.2(a)(iii) below, at any time beginning on June 1, 2007, if the Company shall have been requested in writing (a "REGISTRATION REQUEST") by a Prentice Investor or a Laminar Investor to effect the registration under the 1933 Act of shares of Registrable Securities (the "REQUESTING STOCKHOLDERS"), then the Company shall:

     (1) within ten (10) days of the receipt of such Registration Request (but in no event prior to June 1, 2007), give written notice of such request to all Investors other than the Requesting Stockholders describing the terms of such request; and

     (2) use its reasonable efforts to file, as soon as practicable on or after June 1, 2007, a Registration Statement under the 1933 Act for the sale of (x) all Registrable Securities for which the Requesting Stockholders shall have requested registration under this Section II.2(a) and (y) all other Registrable Securities that any Investors with rights to request registration under Section II.2(b) have requested the Company include in such registration by request received by the Company within 15 days after such Persons receive the Company's notice, subject to the limitation of paragraph (v) below.

     (ii) Any Registration Request will specify (i) the number of Registrable Securities proposed to be sold and (ii) the intended method of distribution thereof.

     (iii) Notwithstanding the provisions of Section II.2(a)(i), the Company shall not be obligated to file or cause to become effective any Registration Statement relating to a Registration Request unless Investors holding at least two-thirds of the outstanding Registrable Securities shall have elected to participate in such offering pursuant to such Registration Statement, and such registration shall include at least 1,000,000 shares of Registrable Securities. In addition, notwithstanding the provisions of Section II.2(a)(i), the Company shall not be obligated to file and cause to become effective more than three Registration Statements pursuant to Section II.2(a)(i). In addition, notwithstanding the provisions of Section II.2(a)(i), the Company shall not be obligated to file a Registration Statement relating to any Registration Request:
(A) within a period of 60 days after the effective date of any other registration statement of the Company (other than a registration statement on Form S-4 or S-8 or any successor or other form hereafter promulgated for similar purposes) or (B) while a registration statement contemplated by Section 2(d) is effective under the 1933 Act. A Registration Statement shall not be counted for purposes of the foregoing until such time as such Registration Statement has been declared effective by the Commission.


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     (iv) The Company shall select the registration statement form for any registration pursuant to Section II.2(a)(i); provided that the prospectus included in a Registration Statement for an Underwritten Offering shall include such information required by Form S-1 (or any successor form) as the managing Underwriters may reasonably request.

     (v) In the event of an Underwritten Offering, the Company, together with all Investors proposing to distribute their securities through such underwriting in accordance with this Agreement (the "Participating Stockholders"), shall enter into an underwriting agreement in customary form and reasonably satisfactory to the Company with the managing Underwriter(s) selected for such underwriting by the Requesting Stockholders, which Underwriter(s) shall be reasonably acceptable to the Company. Notwithstanding any other provision hereof, if the managing Underwriter(s) advises the Company and the Participating Stockholders in writing that because the number of shares requested by the Participating Stockholders to be included in the registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Requesting Stockholders or that marketing factors require a limitation of the number of shares to be underwritten on behalf of the Participating Stockholders (the "Underwritten Registration Cutback"), and such Underwritten Registration Cutback results in less than all of the Registrable Securities of the Participating Stockholders that are requested to be included in such registration to actually be included in such registration, then the Company will include in such registration, a number of shares which the Company is so advised can be sold in (or during the time of) such offering without such interference or affect on the price or sale, such number of Registrable Securities shared pro rata among all of the Participating Stockholders based on the total number of Registrable Securities held by each such Participating Stockholder and shall not include any securities of any other Person, including without limitation the Company.

               b. Incidental Registration. (1) If the Company at any time proposes to register securities under the Securities Act (other than a registration on Form S-4 or S-8 or any similar or successor form to such forms) whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its account, the Company shall deliver prompt written notice to the Investors of its intention to undertake such registration, describing in reasonable detail the proposed registration and distribution and of such Investor's right to participate in such registration under this Section II.2(b) as hereinafter provided. Subject to the other provisions of this Section II.2(b), upon the written request of each Investor made within 7 days after the receipt of such written notice (which request shall specify the amount of Registrable Securities to be registered on behalf of such Investor and the intended method of disposition thereof), the Company shall use its reasonable efforts to effect the registration under the 1933 Act of all Registrable Securities requested by Investors to be so registered (an "INCIDENTAL REGISTRATION"), to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the Registration Statement which covers the securities which the Company proposes to register. Each Investor may, at any time at least two Business Day's prior to the effective date of the Registration Statement (and for any reason), revoke such request by delivering written notice to the Company revoking such requested inclusion.

                    (2) If at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in


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     connection with such Incidental Registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each participating Investor and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other securities.

                    (3) If an Incidental Registration involves an Underwritten Offering, and the sole or the lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to each Investor requesting registration) that, in its opinion, the amount of securities (including Registrable Securities) requested to be included in such registration exceeds the amount which can be sold in such offering without interfering with the successful marketing of the securities being offered (such writing to state the approximate number of such securities which may be included in such offering without such effect), or, in the case of an Incidental Registration not involving an Underwritten Offering, the Company shall reasonably determine (and notify the Investors), after consultation with an investment banking firm, that the amount of securities (including Registrable Securities) proposed to be sold in such offering exceeds the number which can be sold in such offering within a price range acceptable to the Company, the Company shall include in such registration, to the extent of the number which the Company is so advised may be included in such offering without such effect, (i) in the case of a registration initiated by the Company, (A) first, the securities that the Company proposes to register for its own account, (B) second, the Registrable Securities requested to be included in such registration by the Investors, allocated pro rata in proportion to the number of Registrable Securities requested to be included in such registration by each of them, and (C) third, other securities of the Company to be registered on behalf of any other Person, allocated pro rata in proportion to the number of securities requested to be included in such registration by each of them; and (ii) in the case of a registration initiated by a Person(s) other than the Company or the Investors, (A) first, the securities of the Company to be registered on behalf of such initiating Person(s), (B) second, the securities that the Company proposes to register for its own account, and
     (C) third, Registrable Securities requested to be included in such registration by the Investors and other securities requested to be included by any other Person, allocated pro rata in proportion to the number of securities requested to be included in such registration by each of them.

                    (4) If the Incidental Registration is, in whole or in part, an Underwritten Offering, any request by Investors under this Section II.2(b) must specify that the Registrable Securities be included in the underwriting on the same terms and conditions as the securities of the Company otherwise being sold through Underwriters under such registration.

               c. Legal Counsel. The Prentice Investors and the Laminar Investors shall each have the right, as applicable, to select one legal counsel to review and oversee any registration pursuant to this Section II.2 (the "PRENTICE LEGAL COUNSEL" and the "LAMINAR

LEGAL COUNSEL", respectively, and collectively, "LEGAL COUNSEL"). The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company's obligations under this Agreement.

               d. FORM S-3 REGISTRATION.

               (i) In case the Company shall receive from any Investor(s) holding 25 percent (25%) of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Investor(s), the Company will:

          (1) within ten (10) days of the receipt thereof, give written notice of such request to all Investors; and

          (2) as soon as practicable, use its reasonable efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Investors' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Investor joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this paragraph
(d):

          (A) if Form S-3 is not available to the Company or for such offering by the Investors,

          (B) if the Investors, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than five hundred thousand dollars ($500,000), or

          (C) if the Company has, within the twelve (12) month period preceding the effective date of such registration, already effected a registration on Form S-3 for the Investors pursuant to this paragraph (d) (such twelve month period commencing on the date such prior registration statement ceased to be effective or all Registrable Securities covered thereby were sold).

          3. Related Obligations.

          At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section II.2(a), II.2(b) or II.2(d), the Company will use its reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

               a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of, as applicable, (i) 120 days (or, in the case of a shelf registration, until the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or any successor thereto) promulgated under the 1933 Act) after the Effective Date or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the "REGISTRATION PERIOD"). The term "reasonable efforts" shall include, that the Company shall submit to the SEC, as soon as is practicable after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of applicable Legal Counsel pursuant to Section II.3(c) (which approval is promptly sought), a request for acceleration of effectiveness of such Registration Statement.

               b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, as may be necessary to keep such Registration Statement effective at all times during the Registration Period.

               c. The Company shall permit applicable Legal Counsel to review and comment upon (i) a Registration Statement at least three Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K and Reports on Form 10-Q and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of applicable Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to applicable Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by a participating Investor, and all exhibits (excluding unredacted copies of exhibits for which confidential treatment is sought) and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with applicable Legal Counsel in performing the Company's obligations pursuant to Section II.3.

               d. The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits (excluding unredacted copies of exhibits for which confidential treatment is sought) and each preliminary prospectus,
(ii) upon the effectiveness of any Registration Statement, such number of copies of the prospectus included in such Registration Statement and all amendments and supplements thereto as such Investor may reasonably request and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

               e. The Company shall use its reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States specified in writing by any Investor, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, and (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section II.3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify applicable Legal Counsel and each participating Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any such jurisdiction or its receipt of notice of the initiation or threatening of any proceeding for such purpose.

               f. The Company shall notify applicable Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 4(c), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to applicable Legal Counsel and each Investor (or such other number of copies as applicable Legal Counsel or such Investor may reasonably request). Each Investor shall immediately discontinue any offer or sale of Registrable Securities upon receipt of such a notice. The Company shall also promptly notify applicable Legal Counsel and each participating Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (by facsimile or e-mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

               g. The Company shall use its reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction for which such qualification has been requested and, if such an order or suspension is issued, to use its reasonable efforts to obtain the withdrawal of such order or suspension and to notify applicable

Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose. Each Investor shall immediately discontinue any offer or sale of Registrable Securities upon receipt of such a notice.

               h. If any Investor is deemed to be, alleged to be or reasonably believes may be deemed or alleged to be, an underwriter or is required under applicable securities laws to be described in the Registration Statement as an underwriter, at the reasonable request of any Investor, the Company shall use commercially reasonable efforts (which shall include requesting that the Company's independent certified accountant and counsel representing the Company furnish to such Investor) to furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and
(ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

               i. Upon the written request of any participating Investor in connection with such Investor's due diligence requirements, if any, the Company shall make available for inspection by (i) such Investor, (ii) applicable Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the "INSPECTORS"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that (i) such request shall not unreasonably interfere with the business of the Company and (ii) each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or any applicable confidentiality agreement. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

               j. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

               k. The Company shall use its reasonable efforts to cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange.

               l. The Company shall cooperate with participating Investors and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the managing Underwriter, if any, or such Investors may request.

               m. If reasonably requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

               n. The Company shall otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

               o. Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC.

               p. Notwithstanding anything to the contrary herein, (i) if the Company has commenced preparation of a registration statement with respect to a public offering of securities by the Company (other than in connection with employee benefit and similar plans) (a "Company Offering") prior to the receipt of a Registration Request or a request pursuant to Section II.2(d) and the Company furnishes the Requesting Stockholders with written notice to such effect (the "Transaction Delay Notice") promptly after such request, the Company shall not be required to effect any registration pursuant to Section II.2(a)(i) or Section II.2(d) hereof until the earliest of (A) 60 days after the completion of such Company Offering, (B) promptly after the abandonment of such Company Offering or (C) 120 days after the date of the Transaction Delay Notice, and (ii) if upon receipt of a Registration Request or a request under Section II.2(d) or while a Registration Request or a request under Section II.2(d) is pending, the Company determines in its reasonable judgment after consultation with its securities counsel that the filing of a registration statement would require disclosure of material information which would not otherwise be required to be disclosed and that such disclosure would not be in the best interest of the Company and the Company provides the Requesting Stockholders written notice thereof promptly after the Company makes such determination, which shall be made promptly after the receipt of any request, the Company shall not be required to comply with its obligations under Section II.2(a)(i) or Section II.2(d) hereof until the earlier of (A) the date upon which such material information is disclosed to the public or ceases to be material or (B) 90 days after the Requesting Stockholders' receipt of such notice.

          4. Obligations of the Investors.

               a. At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

               b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

               c. Each Investor agrees that, upon receipt of any notice (which shall be in writing) from the Company (a "BLACKOUT NOTICE") that the Company is in possession of material non-public information that it deems advisable not to disclose or is engaged in negotiations or planning for a merger or acquisition or disposition transaction by the Company that, in any case, the Company would then be required to disclose in connection with a registration statement for a primary offering of the Company's Common Stock, such Investor will immediately discontinue offers or sales of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities for the period set forth in such Blackout Notice; provided, that in no event shall such period set forth in any Blackout Notice exceed 90 consecutive days and or shall all such periods pursuant to this Section II.4(c) and Section II.3(p) above exceed 120 days in any 365-day period.

               d. Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

               e. Each Investor agrees that it will not effect any disposition of the Registrable Securities that would constitute a sale within the meaning of the 1933 Act or pursuant to any applicable state securities laws, except as contemplated hereunder or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in any Registration Statement regarding such Investor or its plan of distribution provided, however, that by making the agreements herein, such Investor does not agree to hold any of the Registrable Securities for any minimum or other specific term and reserves the right to dispose of the Registrable Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

               f. No Investor may participate in any Underwritten Offering unless such Investor completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreement and other documents required under the terms of the underwriting arrangements pertaining to such registration and consistent with the provisions of this Agreement.

          5. Expenses of Registration.

     Notwithstanding anything in this Agreement to the contrary, no Investor shall be entitled to have any of its Registrable Securities included in any registration statement contemplated by this Agreement unless it executes and delivers to the Company at the time of its request to include such Registrable Securities an agreement reasonably satisfactory to the Company that such Investor will bear its pro-rata share (based upon the number of Registrable Securities to be sold by each participating Investor) of all Registration Expenses incident to such registration statement; provided, that no such agreement shall be required with respect to an Incidental Registration initiated by a Person other than the Company for which such other Person is not required to bear its pro rata share of all Registration Expenses incident to such registration statement.

          6. Indemnification.

          In the event any Registrable Securities are included in a Registration Statement under this Agreement:

               a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including without limitation any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (collectively, "VIOLATIONS"). Subject to Section II.6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section II.6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by an Indemnified Person expressly for use in connection with the preparation of the Registration Statement, prospectus, or any such amendment thereof or supplement thereto, (ii) shall not apply with respect to Claims arising from the sale of Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Registration Statement or the prospectus contained therein, as amended or supplemented, to the extent such delivery was required under the 1933 Act or the rules or regulations thereunder and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.

               b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section II.6(a), the Company, each of its directors, officers, employees, agents, representatives of, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; or for any violation or alleged violation or failure by an Investor to comply with the 1933 Act, the 1934 Act, any other law, including without limitation any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement, and, subject to Section II.6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section II.6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.

               c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section II.6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section II.6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate under applicable professional standards due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. Upon receipt of notice from the indemnifying party to such indemnified Person of its election to assume the defense of such action and approval by the indemnified Person of counsel, the indemnifying party will not be liable to such indemnified Person under this section for any legal or other expenses subsequently incurred by such indemnified Person in connection with the defense thereof unless the indemnified Person shall have employed such counsel in connection with the assumption of legal defenses in accordance with the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing all of the indemnified Persons who are parties to such action), in which case the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such

Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and does not involve the imposition of equitable remedies or the imposition of any obligations on such Indemnified Party or Indemnified Person and does not otherwise adversely affect such indemnified Person, other than as a result of the imposition of financial obligations for which such indemnified Person will be indemnified hereunder, and provided further that such settlement shall not include any admission as to fault on the part of the Indemnified Person or Indemnified Party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

               d. The indemnification required by this Section II.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

               e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to applicable law.

          7. Contribution.

          If the indemnification provided for in Section II.6 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified Person thereunder in respect to any Claims referred to therein as subject to indemnification, then each applicable indemnifying Person shall contribute to the amount paid or payable by such indemnified Person as a result of any Claims referred to therein as subject to indemnification in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investors, on the other, in connection with the actions, statements or omissions that resulted in such Claims, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and each Investor, on the other, shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Investor and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the Claims referred to above shall be deemed to include, subject to the limitations set forth in Section II.6(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section II.6(c) with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section II.7; provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section II.6(c) for purposes of indemnification. The Company and each Investor agree that it would not be just and equitable if contribution pursuant to this Section II.7 were determined solely by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors' obligations to contribute pursuant to this Section II.7 are several and not joint and contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

          8. Reports Under the 1934 Act.

          With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

               a. use its reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144, and as may be required in order to be eligible to use Form S-3; provided, however, that so long as the Company has acted in good faith in its attempts to make and keep such public information available, the failure to do so shall not be a breach of this Agreement.

               b. use its reasonable efforts to file with the SEC all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

               c. furnish to each Investor, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

          9. Assignment of Registration Rights.

          The rights under Section II of this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor's Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

          10. Amendment of Registration Rights.

          Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least two-thirds of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section
II.10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

          11. Miscellaneous.

               a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the such record owner of such Registrable Securities.

               b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If to the Company:

          Russ Berrie and Company, Inc.
          111 Bauer Drive
          Oakland, New Jersey 07436
          Telephone: (201) 405-2444
          Facsimile: (201) 287-0826
          Attention: Chief Executive Officer

          With a copy to:

          Russ Berrie and Company, Inc.
          111 Bauer Drive
          Oakland, New Jersey 07436
          Telephone: (201) 405-2454
          Facsimile: (201) 405-7377
          Attention: General Counsel

          and

          Kaye Scholer
          425 Park Avenue
          New York, New York  10022
          Telephone: (212) 836-8201
          Facsimile: (212) 836-8211
          Attention: Joel I. Greenberg, Esq.

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

               c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

               d. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION

HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED
HEREBY.

               e. Subject to the remainder of this paragraph, this Agreement and the instruments referenced herein constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement and the instruments referenced herein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof, provided that this agreement does not supersede, or modify the obligations of (i) the Prentice Buyers under the letter agreement dated June, 2006 between the Company and Prentice, which shall remain in full force and effect in accordance with its terms (each Prentice Investor shall comply with such letter agreement as if it were Prentice, and the limitations expressed in that letter agreement shall be applied to all Prentice Investors collectively as if they were one entity), other than the provisions of
Section 7 thereof, which provisions shall be superseded in their entirety by the provisions attached hereto as Exhibit A, which are incorporated herein by reference thereto and made a part hereof, and (ii) (i) the Laminar Buyers under the letter agreement dated February 15, 2006 between the Company and Laminar which shall remain in full force and effect in accordance with its terms (each Laminar Investor shall comply with such letter agreement as if it were the original signatory thereof, and the limitations expressed in that letter agreement shall be applied to all Laminar Investors collectively as if they were one entity), other than the provisions of Section 7 thereof, which provisions shall be superseded in their entirety by the provisions attached hereto as Exhibit A, which are incorporated herein by reference thereto and made a part hereof.

               f. Subject to the requirements of Section II.9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

               g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission (including in Adobe Acrobat format) of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

               i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               j. All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by holders of a majority of Registrable Securities.

               k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

               l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

               m. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-a-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

               n. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               o. Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Investors' Rights Agreement to be duly executed as of the date first written above.

                                        COMPANY:

                                        RUSS BERRIE AND COMPANY, INC.


                                        By: /s/ Andrew R. Gatto
                                            ------------------------------------
                                        Name: Andrew R. Gatto
                                        Title: President and Chief Executive
                                               Officer

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Investors' Rights Agreement to be duly executed as of the date first written above.

                                        PRENTICE BUYERS:

                                        PRENTICE CAPITAL PARTNERS, LP
                                        By: Prentice Capital GP, LLC


                                        By: /s/ Mathew Hoffman
                                            ------------------------------------
                                        Name: Mathew Hoffman
                                        Title: General Counsel


                                        PRENTICE CAPITAL PARTNERS QP, LP
                                        By: Prentice Capital GP, LLC


                                        By: /s/ Mathew Hoffman
                                            ------------------------------------
                                        Name: Mathew Hoffman
                                        Title: General Counsel


                                        PRENTICE CAPITAL OFFSHORE, LTD.
                                        By: Prentice Capital Management, LP, its
                                        investment manager


                                        By: /s/ Mathew Hoffman
                                            ------------------------------------
                                        Name: Mathew Hoffman
                                        Title: General Counsel


                                        GPC XLIII, LLC
                                        By: Prentice Capital Management, LP, its
                                        advisor


                                        By: /s/ Mathew Hoffman
                                            ------------------------------------
                                        Name: Mathew Hoffman
                                        Title: General Counsel

                                        PEC I, LLC
                                        By: Prentice Capital Management, LP, its
                                        manager


                                        By: /s/ Mathew Hoffman
                                            ------------------------------------
                                        Name: Mathew Hoffman
                                        Title: General Counsel


                                        S.A.C. CAPITAL ASSOCIATES, LLC
                                        By: S.A.C. Capital Advisors, LLC


                                        By: /s/ Peter Nussbaum
                                            ------------------------------------
                                        Name: Peter Nussbaum
                                        Title: General Counsel


                                        PRENTICE SPECIAL OPPORTUNITIES MASTER,
                                        L.P.
                                        By: Prentice Capital GP II, LP, its
                                        General Partner


                                        By: /s/ Mathew Hoffman
                                            ------------------------------------
                                        Name: Mathew Hoffman
                                        Title: General Counsel


                                        PRENTICE SPECIAL OPPORTUNITIES, LP
                                        By: Prentice Capital GP II, LP,
                                        its General Partner


                                        By: /s/ Mathew Hoffman
                                            ------------------------------------
                                        Name: Mathew Hoffman
                                        Title: General Counsel

                                        SHAW BUYER:
                                        D. E. SHAW LAMINAR PORTFOLIOS, L.L.C.


                                        By: /s/ Julius Gaudio
                                            ------------------------------------
                                        Name: Julius Gaudio
                                        Title: Authorized Signatory

                               SCHEDULE OF BUYERS

                                     (2)                         (3)                                      (5)
        (1)                      ADDRESS AND                  NUMBER OF           (4)           LEGAL REPRESENTATIVE'S
       BUYER                   FACSIMILE NUMBER            ACQUIRED SHARES  PURCHASE PRICE   ADDRESS AND FACSIMILE NUMBER
       -----        -------------------------------------  ---------------  --------------  ------------------------------
PRENTICE CAPITAL    c/o Prentice Capital Management, L.P.       100,340     $    1,133,842  Schulte Roth & Zabel LLP
PARTNERS, LP        623 Fifth Avenue, 32nd Floor                                            919 Third Avenue
                    Attn: Matthew Hoffman                                                   New York, New York 10022
                    Telephone: (212) 756-8051                                               Attention: Eleazer Klein, Esq.
                    Facsimile: (212) 756-1471                                               Facsimile: (212) 593-5955
                                                                                            Telephone: (212) 756-2376

PRENTICE CAPITAL    c/o Prentice Capital Management, L.P.       484,357     $ 5,473,234.10  Schulte Roth & Zabel LLP
PARTNERS QP. LP     623 Fifth Avenue, 32nd Floor                                            919 Third Avenue
                    Attn: Matthew Hoffman                                                   New York, New York 10022
                    Telephone: (212) 756-8051                                               Attention: Eleazer Klein, Esq.
                    Facsimile: (212) 756-1471                                               Facsimile: (212) 593-5955
                                                                                            Telephone: (212) 756-2376

PRENTICE CAPITAL    c/o Prentice Capital Management, L.P.     1,063,272     $12,014,973.60  Schulte Roth & Zabel LLP
OFFSHORE, LTD.      623 Fifth Avenue, 32nd Floor                                            919 Third Avenue
                    Attn: Matthew Hoffman                                                   New York, New York 10022
                    Telephone: (212) 756-8051                                               Attention: Eleazer Klein, Esq.
                    Facsimile: (212) 756-1471                                               Facsimile: (212) 593-5955
                                                                                            Telephone: (212) 756-2376

GPC XLIII, LLC      c/o Prentice Capital Management, L.P.       230,335     $ 2,602,785.50  Schulte Roth & Zabel LLP
                    623 Fifth Avenue, 32nd Floor                                            919 Third Avenue
                    Attn: Matthew Hoffman                                                   New York, New York 10022
                    Telephone: (212) 756-8051                                               Attention: Eleazer Klein, Esq.
                    Facsimile: (212) 756-1471                                               Facsimile: (212) 593-5955
                                                                                            Telephone: (212) 756-2376

PEC I, LLC          c/o Prentice Capital Management, L.P.       351,979     $ 3,977,362.70  Schulte Roth & Zabel LLP
                    623 Fifth Avenue, 32nd Floor                                            919 Third Avenue
                    Attn: Matthew Hoffman                                                   New York, New York 10022
                    Telephone: (212) 756-8051                                               Attention: Eleazer Klein, Esq.
                    Facsimile: (212) 756-1471                                               Facsimile: (212) 593-5955
                                                                                            Telephone: (212) 756-2376

PRENTICE SPECIAL    c/o Prentice Capital Management, L.P.       646,252     $ 7,302,647.60  Schulte Roth & Zabel LLP
OPPORTUNITIES       623 Fifth Avenue, 32nd Floor                                            919 Third Avenue
MASTER, L.P.        Attn: Matthew Hoffman                                                   New York, New York 10022
                    Telephone: (212) 756-8051                                               Attention: Eleazer Klein, Esq.
                    Facsimile: (212) 756-1471                                               Facsimile: (212) 593-5955
                                                                                            Telephone: (212) 756-2376

PRENTICE SPECIAL    c/o Prentice Capital Management, L.P.       233,694     $ 2,640,742.60  Schulte Roth & Zabel LLP
OPPORTUNITIES, LP   623 Fifth Avenue, 32nd Floor                                            919 Third Avenue
                    Attn: Matthew Hoffman                                                   New York, New York 10022
                    Telephone: (212) 756-8051                                               Attention: Eleazer Klein, Esq.
                    Facsimile: (212) 756-1471                                               Facsimile: (212) 593-5955
                                                                                            Telephone: (212) 756-2376
S.A.C. CAPITAL      c/o S.A.C. Capital Advisors, LLC
                    72 Cummings Point Road

ASSOCIATES, LLC     Stamford, Connecticut 06902               1,289,504     $14,571,395.20
                    Attn: Peter Nussbaum
                    Telephone: (203) 890-2094
                    Facsimile: (203) 890-2393

                    With a copy to:

                    c/o Prentice Capital Management, L.P.
                    623 Fifth Avenue, 32nd Floor
                    Attn: Matthew Hoffman
                    Telephone: (212) 756-8051
                    Facsimile: (212) 756-1471

D. E. SHAW LAMINAR  c/o D. E. Shaw & Co., L.P.                4,399,733     $49,716,982.90  McCarter& English, LLP
PORTFOLIOS, L.L.C.  120 West 45th Street, 39th Floor                                        Four Gateway Center
                    New York, New York 10036                                                100 Mulberry Street
                    Telephone: (212) 478-0628                                               Newark, New Jersey 07102-4056
                    Facsimile: (212) 845-1628                                               Attn: David F. Broderick, Esq.
                                                                                            973-639-2031 (direct tel.)
                                                                                            973-297-3815 (direct fax)
                                                                                            dbroderick@mccarter.com

                                    EXHIBIT A

I. Prentice Covenants. For a period of two and one half years after the Closing Date, Prentice, and, to the extent acting on its behalf, its Representatives (defined below), shall not directly or indirectly, and Prentice shall cause any person or entity controlled by Prentice not to,

(x) without the consent of a majority of Independent Directors (defined below), in any manner acquire, agree to acquire or make any proposal to acquire, directly or indirectly, any shares of any class of securities of the Company, except that this clause shall not prohibit:

(A) the acquisition by the Prentice Buyers of up to 2,083,000 shares of Common Stock if, after giving effect thereto, Prentice, the Prentice Buyers and their respective affiliates would not have Beneficial ownership (defined below) in excess of an aggregate of 31% of the outstanding shares of Common Stock (provided, however, that this limitation shall not apply to, and the Prentice Buyers will be permitted hereunder to consummate without the consent of a majority of Independent Directors, the acquisition of Common Stock Beneficially owned by (i) the Laminar Buyers, (ii) Third Avenue Management LLC and/or (iii) Franklin Advisory Services, LLC (each of the Persons in clauses (ii) or (iii) above, an "EXISTING INSTITUTION"), in each case to the extent that Prentice, the Prentice Buyers or their respective affiliates would not thereafter have Beneficial ownership in excess of an aggregate of 60% of the outstanding shares of Common Stock, and provided, in the case of clauses (ii) and (iii) above: on the date of the consummation of the acquisition by the Prentice Buyers from the applicable Existing Institution (the "PRENTICE CONSUMMATION DATE"), (x) such Existing Institution does not have Beneficial ownership of more than 105% of the number of shares of common stock of the Company it Beneficially owned on the Closing Date and (y) the applicable Existing Institution enters into an agreement with the Company to refrain from acquiring any additional Common Stock for a period of one year commencing on the Prentice Consummation Date, in form reasonable satisfactory to the Company. If the Prentice Buyers propose to make an acquisition from any Existing Institution pursuant to the preceding sentence, at the request of Prentice, the Company will give reasonable access to the relevant Existing Institution to non-public information regarding the Company and its business, subject to the execution by such Existing Institution of a confidentiality agreement with the Company, in form reasonably satisfactory to the Company.

(B) the acquisition by the Prentice Buyers of securities of the Company as a result of any stock split, stock dividend, or other distributions or recapitalizations made by the Company to holders of a class or series of such securities generally;

(C) the acquisition by the Prentice Buyers of shares of Common Stock pursuant to a Qualifying Tender Offer;

(D) the acquisition by the Prentice Buyers of shares of Common Stock in connection with any primary offering of such Common Stock by the Company, at a cash price per share equal to the price at which such shares were offered for sale to the public; provided, that the maximum number of shares of Common Stock that may be acquired by the Prentice Buyers pursuant to this clause (D) shall equal (1) the number of shares of Common Stock offered in such primary offering multiplied by (2) the percentage of the outstanding Common Stock Beneficially owned by Prentice, the Prentice Buyers and their respective affiliates immediately prior to such primary offering;

(y) nominate, or otherwise propose candidates for election to the Board of Directors of the Company, or vote or consent as a holder of voting securities of the Company with respect to the election or removal of directors, if the purpose or effect of such action would be to cause Independent Directors not to constitute a majority of the members of the Board of Directors of the Company or otherwise to cause the Company not to be in compliance with the corporate governance rules of the New York Stock Exchange (without regard to any "controlled company" or similar exemption); or

(z) without the prior written consent of Laminar, permit Prentice or any Prentice Buyer or any of their respective affiliates to, in any manner, acquire, agree to acquire or make any proposal to acquire, directly or indirectly, shares of Common Stock if, after giving effect thereto, Prentice, the Prentice Buyers and their respective affiliates would have Beneficial ownership in excess of an aggregate of 40% of the outstanding shares of Common Stock, provided, that no consent from Laminar shall be required (i) if Laminar, the Laminar Buyers and their respective affiliates do not Beneficially own at least 10% of the outstanding shares of Common Stock, or (ii) in respect of any acquisition pursuant to clauses (B), (C), or (D) of paragraph I(x) hereof made by Prentice, any Prentice Buyer or any of their respective affiliates.

II. Laminar Covenants. For a period of two and one half years after the Closing Date, Laminar, and, to the extent acting on its behalf, its Representatives, shall not directly or indirectly, and Laminar shall cause any person or entity controlled by Laminar not to,

(x) without the consent of a majority of Independent Directors, in any manner acquire, agree to acquire or make any proposal to acquire, directly or indirectly, shares of any class of securities of the Company, except that this clause shall not prohibit:

(A) the acquisition by the Laminar Buyers of up to 2,083,000 shares of Common Stock if, after giving effect thereto, Laminar, the Laminar Buyers and their respective affiliates would not have Beneficial ownership (defined below) in excess of an aggregate of 31% of the outstanding shares of Common Stock (provided, however, that this limitation shall not apply to, and the Laminar Buyers will be permitted hereunder to consummate without the consent of a majority of Independent Directors, the acquisition of Common Stock Beneficially owned by (i) the Prentice Buyers or (ii) any Existing Institution, in each case to the extent that Laminar, the Laminar Buyers or their respective affiliates would not thereafter have Beneficial ownership in excess of an aggregate of 60% of the outstanding shares of Common Stock, and provided, in the case of clause
(ii) above: on the date of the consummation of the acquisition by the Laminar Buyers from the applicable Existing Institution (the "LAMINAR CONSUMMATION DATE"), (x) such Existing Institution does not have Beneficial ownership of more than 105% of the number of shares of Common Stock it Beneficially owned on the Closing Date and (y) the applicable Existing Institution enters into an agreement with the Company to refrain from acquiring any additional Common Stock for a period of one year commencing on the Laminar Consummation Date, in form reasonable satisfactory to the Company. If the Laminar Buyers propose to make an acquisition from any Existing Institution or any other person or entity pursuant to the preceding sentence, at the request of Laminar, the Company will give reasonable access to the relevant Existing Institution or any other person or entity to non-public information regarding the Company and its business, subject to the execution by such Existing Institution, person or entity of a confidentiality agreement with the Company, in form reasonably satisfactory to the Company.

(B) the acquisition by the Laminar Buyers of securities of the Company as a result of any stock split, stock dividend, or other distributions or recapitalizations made by the Company to holders of a class or series of such securities generally;

(C) the acquisition by the Laminar Buyers of shares of Common Stock pursuant to a Qualifying Tender Offer;

(D) the acquisition by the Laminar Buyers of shares of Common Stock from the Company in connection with any primary offering of such Common Stock by the Company, at a cash price per share equal to the price at which such shares were offered for sale to the public; provided, that the maximum number of shares of Common Stock that may be acquired by the Laminar Buyers pursuant to this clause
(D) shall equal (1) the number of shares of Common Stock offered in such primary offering multiplied by (2) the percentage of the outstanding Common Stock Beneficially owned by Laminar, the Laminar Buyers and their respective affiliates immediately prior to such primary offering;

(y) nominate, or otherwise propose candidates for election to the Board of Directors of the Company, or vote or consent as a holder of voting securities of the Company with respect to the election or removal of directors, if the purpose or effect of such action would be to cause Independent Directors not to constitute a majority of the members of the Board of Directors of the Company or otherwise to cause the Company not to be in compliance with the corporate governance rules of the New York Stock Exchange (without regard to any "controlled company" or similar exemption); or

(z) without the prior written consent of Prentice, permit Laminar or any Laminar Buyer or any of their respective affiliates to, in any manner, acquire, agree to acquire or make any proposal to acquire, directly or indirectly, shares of Common Stock if, after giving effect thereto, Laminar, the Laminar Buyers and their respective affiliates would have Beneficial ownership in excess of an aggregate of 40% of the outstanding shares of Common Stock, provided, that no consent from Prentice shall be required (i) if Prentice, the Prentice Buyers and their respective affiliates do not Beneficially own at least 10% of the outstanding shares of Common Stock, or (ii) in respect of any acquisition pursuant to clause (B), (C) or (D) of paragraph II(x) hereof made by Laminar, any Laminar Buyer or any of their respective affiliates.

As used in Sections I. and II. above, the term (i) "REPRESENTATIVES", in the case of Prentice, means any of Prentice's affiliates, or any of Prentice's or its affiliates' directors, officers, employees, members, partners, advisors, agents and other representatives, including, without limitation, attorneys, accountants, consultants, potential institutional sources of debt financing or financial advisors, and in the case of Laminar, means any of Laminar's affiliates, or any of

Laminar's or its affiliates' directors, officers, employees, members, partners, advisors, agents and other representatives, including, without limitation, attorneys, accountants, consultants, potential institutional sources of debt financing or financial advisors, (ii) "BENEFICIAL OWNER" (including, with correlative meaning, the term "Beneficial ownership") has the meaning given to that term in Rule 13d-3 under the Securities Exchange act of 1934, as amended (except that, for purposes of clauses I.(x) and (y), and II.(x) and (y), such definition shall be applied as if the phrase "within 60 days" in paragraph
(d)(1)(i) of such Rule were "whether currently or at any time in the future"),
(iii) "INDEPENDENT DIRECTOR" shall mean a member of the board of directors of the Company who qualifies as an "Independent Director" for purposes of the governance rules of the New York Stock Exchange and who would be an "Independent Director" under such rules if each of Prentice and the Prentice Buyers and Laminar and the Laminar Buyers were the listed company with respect to which independence is being determined, and (iv) "QUALIFYING TENDER OFFER" shall mean a cash tender offer for all of the outstanding shares of common stock of the Company that is (x) made to all holders of such common stock, (y) is approved and determined to be fair to the holders of common stock (other than the Buyers or their affiliates) by a majority of the Independent Directors (after receiving and taking into account an opinion as to the fairness of the offer to such holders from an investment bank) and (z) is accepted by the holders of a majority of the outstanding shares of common stock (excluding, for purposes of such calculation, any shares of common stock Beneficially owned by Laminar, the Laminar Buyers and their respective affiliates if the Qualifying Tender Offer is being initiated by a Laminar Buyer, or owned by Prentice, the Prentice Buyers and their respective affiliates if the Qualifying Tender Offer is being initiated by a Prentice Buyer). Nothing in this section shall constitute approval of any such transaction by the Board of Directors of the Company to the extent such approval is required by applicable law and/or the terms of those certain resolutions being delivered to the Buyers pursuant to Section 5.1.9 of the Securities Purchase Agreements. Other capitalized terms used but undefined in this Exhibit A shall have the meanings ascribed to them in the Investors' Rights Agreement to which this document is attached as an exhibit.